SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 14, 2002


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-26867                                           98-0183915
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  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 7.  Exhibits

        Exhibit No.         Description
        -----------         -----------

          10.1 Employment Agreement between the Corporation and Sal Visca dated November 26, 1999

          10.2 Amendment to Employment Agreement between the Corporation and Sal Visca dated February 1, 2002

          10.3 Amendment to Employment Agreement between the Corporation and Sal Visca dated July 9, 2002

          10.4 Amendment to Employment Agreement between the Corporation and Sal Visca dated September 5, 2002

          10.5 Employment Agreement between the Corporation and Thomas Koll dated April 23, 2002

          10.6 Employment Agreement between the Corporation and Ron Jasper dated October 10, 1997

          10.7 Amendment to Employment Agreement between the Corporation and Ron Jasper dated July 9, 2002

          10.8 Employment Agreement between the Corporation and Bill Tam dated July 9, 2002

          10.9 Employment Agreement between the Corporation and George Reznik dated July 9, 2002


Item 9.  Regulation FD Disclosure

     The following exhibit is furnished under this Item 9:

        Exhibit No.         Description
        -----------         -----------
           99.1             Certification  of Jim McIntosh as a member of the
                            Corporation's Office of President Pursuant to 18
                            U.S.C. 1350, as adoptd pursuant to Section 906 of the Sarbanes-Oxley Act of 2002










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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: September 25, 2002                By /s/ George Reznik
                                           -------------------------------------
                                           George Reznik
                                           Chief Financial Officer